UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

Diversified Energy Company
(Exact name of registrant as specified in its charter)

Delaware	011-41870	41-2283606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Corporate Drive Birmingham, Alabama		35242
(Address of Principal Executive Office)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (205) 408-0909
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2())
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered, pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DEC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 9, 2026, Diversified Energy Company (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with certain affiliates of EIG Global Energy Partners (the “Selling Stockholders”) and Citigroup Global Markets Inc. (the “Underwriter”), relating to the offer and sale (the “Offering”) of 7,501,585 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), by the Selling Stockholders.
On March 11, 2026, the Selling Stockholders completed the Offering of the 7,501,585 shares of Common Stock, which includes 3,750,000 shares of Common Stock that were repurchased by the Company at a price per share equal to the price at which the Underwriter purchased the shares from the Selling Stockholders in the Offering. The closing of the share repurchase occurred substantially concurrently with closing of the Offering. The Company did not sell any shares of Common Stock in the Offering and did not receive any proceeds from the sale of the Shares offered by the Selling Stockholders.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company and the Selling Stockholders have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments the Underwriter may be required to make in the event of any such liabilities.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the copy of the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated into this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 9, 2026, by and between Diversified Energy Company, the Selling Stockholders and Citigroup Global Markets Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Energy Company

March 12, 2026	By:	/s/ Benjamin M. Sullivan
Date		Benjamin M. Sullivan
Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary